UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (date of earliest event reported): May 11, 2022

VISION HYDROGEN CORPORATION

(Exact name of registrant as specified in its charter)

Nevada	000-55802	47-4823945
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

95 Christopher Columbus Drive, 16th Floor, Jersey City, NJ 07302

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (551) 298-3600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act: None

Vision Hydrogen Corporation is referred to herein as “we”, “our” or “us”.

EXPLANATORY NOTE

On May 12, 2022, we filed a Current Report on Form 8-K to report the sale of our 100% interest in our Vlissingen green hydrogen development project and our 50% interest in our Terneuzen green hydrogen development project and related assets. The sale closed on May 11, 2022. This Current Report on Form 8-K/A is filed as an amendment to the Current Report on Form 8-K filed by the Company on May 12, 2022, solely to include the financial information described in Item 9.01 below.

Item 9.01 Financial Statements and Exhibits

Our unaudited pro forma condensed combined financial statements as of December 31, 2021 are filed as Exhibit 99.1 hereto and incorporated herein by reference.

Our unaudited pro forma condensed consolidated financial statements as of March 31, 2022 are filed as Exhibit 99.2 hereto and incorporated herein by reference.

(d) Exhibits

Exhibit No.	Description
99.1	Unaudited pro forma condensed combined financial statements of Vision Hydrogen Corporation as of December 31, 2021.
99.2	Unaudited pro forma condensed combined financial statements of Vision Hydrogen Corporation as of March 31, 2022.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirement of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

VISION HYDROGEN CORPORATION

Date: May 17, 2022	By:	/s/ Matthew Hidalgo
Matthew Hidalgo
Chief Financial Officer